Exhibit 10.34:

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

-----------------------------------------------------X

RAMAPO LAND CO., INC.

Plaintiff,	STIPULTION OF
DISCONTINUANCE

Index. No. 1996-05

-against-

HUDSON TECHNOLOGIES, INC.,

f/k/a REFRIGERANT RECLAMATION

INDUSTRIES, INC.,

Defendant.

---------------------------------------------------------X

IT IS HEREBY STIPULATED AND AGREED by and between the undersigned, as counsel of record for the respective parties in the above captioned action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action and all claims asserted herein are hereby dismissed in their entirety, with prejudice, but without costs,

fees or disbursements as against any party.

This stipulation may be filed without further notice with the Clerk of the Court.

Dated: Albany, New York

December 15, 2005	WHITEMAN OSTERMAN & HANNA LLP

By:	/s/ Holly Kennedy Passantino, Esq.
Holly Kennedy Passantino, Esq.
Attorneys for Plaintiff
One Commerce Plaza
Albany, New York 12260
(518) 487-7600

Dated: New York, New York

December 15, 2005	SIVE, PAGET & RIESEL, P.C.

By:	/s/ Daniel Riesel
Daniel Riesel, Esq.
Attorneys for Defendant
460 Park Avenue
New York, New York 10022-1906
(212) 421-2150